                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                          Advisory Agreement Amendment
                                (attached below)

           Subadvisory Agreements/Amendments to Subadvisory Agreements

1. AIM
2. American Century
2. Davis
3. Declaration
4. DeAM (Lifestyle portfolios)
5. DeAM (nonLifestyle portfolios)
6. Franklin
7. GMO
8. Independence
9. John Hancock
10. Jennison
11. Legg Mason
12. Lord Abbett
13. Fund Asset Management
14. MFC Global
15. Marsico
16. MFS
17. Morgan Stanley
18. Munder Capital
19. SBAM
20. Sovereign (transfer of subadvisory agreement from John Hancock Advisers)
21. SSgA
22. Sustainable Growth
23. T. Rowe
24. Templeton
25. Templeton Global
26. UBS
27. Wellington
28. Wells Capital
29. UST Advisers (transfer of subadvisory agreement from US Trust)

                               JOHN HANCOCK TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

      AMENDMENT (the "Amendment") made this 14th day of October, 2005, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, as amended, between John Hancock Trust (formerly, Manufacturers Investment Trust), a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGES TO APPENDIX A

Appendix A to this Agreement is amended to reflect changes to the advisory fees of portfolios of the Trust as noted in the Amendment and the addition of new portfolios to the Trust as noted in the Amendment (collectively, the "Portfolios").

2. EFFECTIVE DATE

This Amendment shall become effective with respect to each Portfolio on the later of:

(i)   the date of its execution,

(ii)  approval by the Board of Trustees of the Trust of the Amendment, and

(iii) if applicable, the date of the meeting of shareholders (or sole shareholder, if applicable) of the Portfolio called for the purpose of voting on the Amendment, at which meeting the Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio.

JOHN HANCOCK TRUST

By: _____________________________
    Keith F. Hartstein, President

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:   JOHN HANCOCK  LIFE INSURANCE COMPANY (U.S.A.),
      ITS MANAGING MEMBER

By: _____________________________
    John D. DesPrez III, Chairman

                                   APPENDIX A

      The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Adviser Fee").

            The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

            For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

      The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

 PORTFOLIOS WHERE NET ASSETS AGGREGATED WITH NET ASSETS OF OTHER PORTFOLIOS FOR
                       PURPOSES OF DETERMINING BREAKPOINTS

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION       $200 MILLION     $500 MILLION       OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
All Cap Core(1).......................       0.800%           0.800%              0.800%           0.750%        0.750%
Blue Chip Growth(2)...................       0.825%           0.825%              0.825%           0.825%        0.800%
Bond Index A(3).......................       0.470%           0.470%              0.470%           0.470%        0.470%
Dynamic Growth(4).....................       0.950%           0.950%              0.950%           0.900%        0.900%
Emerging Growth(5)....................       0.800%           0.800%              0.800%           0.800%        0.800%
Emerging Small Company(6).............       1.000%           1.000%              1.000%           0.970%        0.950%
Equity-Income(7)......................       0.825%           0.825%              0.825%           0.825%        0.800%
Global Allocation(8)..................       0.850%           0.850%              0.850%           0.800%        0.800%
High Yield(9).........................       0.725%           0.725%              0.725%           0.650%        0.650%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Core Trust, a series of the Trust, and the All Cap Core Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Blue Chip Growth Trust, a series of the Trust, and the Blue Chip Growth Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Bond Index Trust A, a series of the Trust, and the Bond Index Fund A, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Dynamic Growth Trust, a series of the Trust, and the Dynamic Growth Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Growth Trust, a series of the Trust, and the Emerging Growth Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Small Company Trust, a series of the Trust, and the Emerging Small Company Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Equity-Income Trust, a series of the Trust, and the Equity-Income Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Global Allocation Trust, a series of the Trust, and the Global Allocation Fund, a series of John Hancock Funds II, are included.

(9) For purposes of determining Aggregate Net Assets, the net assets of: the High Yield Trust, a series of the Trust, and the High Yield Fund, a series of John Hancock Funds II, are included.

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION        $200 MILLION     $500 MILLION      OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
Health Sciences(1)....................       1.050%           1.050%              1.050%           1.000%        1.000%
International Small Cap(2)............       1.050%           1.050%              0.950%           0.850%        0.850%
International Value(3)................       0.950%           0.950%              0.850%           0.800%        0.800%
Investment Quality Bond(4)............       0.600%           0.600%              0.600%           0.550%        0.550%
Mid Cap Stock(5)......................       0.875%           0.875%              0.850%           0.825%        0.825%
Mid Cap Value(6)......................       0.900%           0.900%              0.850%           0.825%        0.825%
Mid Value(7)..........................       1.050%           0.950%              0.950%           0.950%        0.950%
Money Market(8).......................       0.500%           0.500%              0.500%           0.470%        0.470%
Natural Resources(9)..................       1.050%           1.000%              1.000%           1.000%        1.000%
Pacific Rim(10).......................       0.800%           0.800%              0.800%           0.700%        0.700%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Health Sciences Trust, a series of the Trust, and the Health Sciences Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the International Small Cap Trust, a series of the Trust, and the International Small Cap Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the International Value Trust, a series of the Trust, the International Value Fund, a series of John Hancock Funds II, the Global Trust, a series of the Trust and the Global Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Investment Quality Bond Trust, a series of the Trust, and the Investment Quality Bond Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Stock Trust, a series of the Trust, and the Mid Cap Stock Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value Trust, a series of the Trust, and the Mid Cap Value Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Value Trust, a series of the Trust, and the Mid Value Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Money Market Trust, a series of the Trust, and the Money Market Fund, a series of John Hancock Funds II, are included.

(9) For purposes of determining Aggregate Net Assets, the net assets of: the Natural Resources Trust, a series of the Trust, and the Natural Resources Fund, a series of John Hancock Funds II, are included.

(10) For purposes of determining Aggregate Net Assets, the net assets of: the Pacific Rim Trust, a series of the Trust, and the Pacific Rim Fund, a series of John Hancock Funds II, are included.

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION        $200 MILLION     $500 MILLION      OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
Quantitative All Cap(1)...............       0.750%           0.700%              0.700%           0.700%        0.700%
Quantitative Mid Cap(2)...............       0.750%           0.750%              0.650%           0.650%        0.650%
Real Estate Securities(3).............       0.700%           0.700%              0.700%           0.700%        0.700%
Science & Technology(4)...............       1.050%           1.050%              1.050%           1.000%        1.000%
Small Cap(5)..........................       0.850%           0.850%              0.850%           0.850%        0.850%
Small Cap Opportunities(6)............       1.000%           1.000%              1.000%           0.950%        0.950%
Small Company Value(7)................       1.050%           1.050%              1.050%           1.000%        1.000%
Special Value(8)......................       1.000%           1.000%              1.000%           0.950%        0.950%
Strategic Bond(9).....................       0.725%           0.725%              0.725%           0.650%        0.650%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative All Cap Trust, a series of the Trust, and the Quantitative All Cap Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Mid Cap Trust, a series of the Trust, and the Quantitative Mid Cap Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Real Estate Securities Trust, a series of the Trust, and the Real Estate Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Science & Technology Trust, a series of the Trust, and the Science & Technology Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Trust, a series of the Trust, and the Small Cap Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Opportunities Trust, a series of the Trust, and the Small Cap Opportunities Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Value Trust, a series of the Trust, and the Small Company Value Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Special Value Trust, a series of the Trust, and the Special Value Fund, a series of John Hancock Funds II, are included.

(9) For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Bond Trust, a series of the Trust, and the Strategic Bond Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              FIRST         $50 MILLION        $250 MILLION     $500 MILLION      OVER
                                              $50               AND                AND              AND        $1 BILLION
                                           MILLION OF     $250 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
All Cap Value(1)......................       0.850%           0.850%              0.800%           0.750%        0.750%
Financial Services(2).................       0.850%           0.800%              0.800%           0.750%        0.750%
Fundamental Value(3)..................       0.850%           0.800%              0.800%           0.750%        0.750%
International Opportunities(4)........       1.000%           1.000%              0.950%           0.900%        0.900%
Large Cap(5)..........................       0.850%           0.850%              0.800%           0.750%        0.750%
Mid Cap Index(6)......................       0.490%           0.490%              0.480%           0.460%        0.460%
Small Cap Index(7)....................       0.490%           0.490%              0.480%           0.460%        0.460%
Total Stock Market Index(8)...........       0.490%           0.490%              0.480%           0.460%        0.460%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Value Trust, a series of the Trust, and the All Cap Value Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Financial Services Trust, a series of the Trust, and the Financial Services Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Fundamental Value Trust, a series of the Trust, and the Fundamental Value Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the International Opportunities Trust, a series of the Trust, and the International Opportunities Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Trust, a series of the Trust, and the Large Cap Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Index Trust, a series of the Trust, and the Mid Cap Index Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Index Trust, a series of the Trust, and the Small Cap Index Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Total Stock Market Index Trust, a series of the Trust, and the Total Stock Market Index Fund, a series of John Hancock Funds II, are included.

                                                                                      BETWEEN $1 BILLION        EXCESS OVER
                                                          BETWEEN $500 MILLION AND    AND $2.5 BILLION OF      $2.5 BILLION
                                FIRST $500 MILLION OF   $1 BILLION OF AGGREGATE NET      AGGREGATE NET       OF AGGREGATE NET
PORTFOLIO                       AGGREGATE NET ASSETS              ASSETS                    ASSETS                ASSETS
Growth Opportunities(1)                0.800%                     0.780%                     0.770%               0.760%
Growth(2)                              0.800%                     0.780%                     0.770%               0.760%
Intrinsic Value(3)                     0.780%                     0.760%                     0.750%               0.740%
U.S. Multi Sector(4)                   0.780%                     0.760%                     0.750%               0.740%
Value Opportunities(5)                 0.800%                     0.780%                     0.770%               0.760%

(1) For purposes of determining Aggregate Net Assets, the net assets of the Growth Opportunities Trust, a series of the Trust, the Growth Opportunities Fund, a series of John Hancock Funds III and the Growth Opportunities Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of both the Growth Trust, a series of the Trust, the Growth Fund, a series of John Hancock Funds III and the Growth Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of the Intrinsic Value Trust, a series of the Trust, the Intrinsic Value Fund, a series of John Hancock Funds III and the assets of the Intrinsic Value Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of the U.S. Multi Sector Trust, a series of the Trust, and the U.S. Multi Sector Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of the Value Opportunities Trust, a series of the Trust, the Value Opportunities Fund, a series of John Hancock Funds III and the Value Opportunities Fund, a series of John Hancock Funds II, are included.

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION        $200 MILLION     $500 MILLION      OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
U.S. Government Securities(1).........       0.650%            0.650%             0.650%           0.550%        0.550%
U.S. High Yield Bond(2)...............       0.750%            0.750%             0.720%           0.720%        0.720%
Value(3)..............................       0.750%            0.750%             0.725%           0.650%        0.650%
500 Index(4)..........................       0.470%            0.470%             0.470%           0.460%        0.460%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Government Securities Trust, a series of the Trust, and the U.S. Government Securities Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the U.S. High Yield Bond Trust, a series of the Trust, and the U.S. High Yield Bond Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Value Trust, a series of the Trust, and the Value Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the 500 Index Trust, a series of the Trust, and the 500 Index Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN
                                              FIRST        $500 MILLION
                                              $500              AND            EXCESS OVER
                                           MILLION OF      $1 BILLION OF      $1 BILLION OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS
--------------------------------------     ----------     ---------------    ---------------
Quantitative Value(1).................        0.700%          0.650%              0.600%
Strategic Income(2)...................        0.725%          0.650%              0.650%
U.S. Global Leaders Growth(3).........       0.7125%          0.675%              0.675%
Value & Restructuring(4)..............        0.850%          0.800%              0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Value Trust, a series of the Trust, and the Quantitative Value Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Income Trust, a series of the Trust, and the Strategic Income Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Global Leaders Growth Trust, a series of the Trust, and the U.S. Global Leaders Growth Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Value & Restructuring Trust, a series of the Trust, and the Value & Restructuring Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN           BETWEEN           BETWEEN        EXCESS
                                              FIRST        $100 MILLION       $200 MILLION      $500 MILLION      OVER
                                              $100              AND               AND               AND        $1 BILLION
                                           MILLION OF     $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET     AGGREGATE NET     AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS            ASSETS            ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
International Equity Index A(1).......       0.550%           0.530%             0.530%            0.530%        0.530%
Small Cap Growth(2)...................       1.100%           1.050%             1.050%            1.050%        1.050%
Small Cap Value(3)....................       1.100%           1.050%             1.050%            1.050%        1.050%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the International Equity Index Trust A, a series of the Trust, and the International Equity Index Fund A, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Growth Trust, a series of the Trust, and the Small Cap Growth Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Value Trust, a series of the Trust, and the Small Cap Value Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN            BETWEEN           BETWEEN          EXCESS
                                              FIRST        $300 MILLION        $600 MILLION      $900 MILLION        OVER
                                               $300             AND                AND               AND         $1.5 BILLION
                                           MILLION OF     $600 MILLION OF    $900 MILLION OF   $1.5 BILLION OF        OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET     AGGREGATE NET     AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS            ASSETS         NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   ---------------   ------------
Strategic Value(1)....................       0.850%            0.825%             0.800%           0.775%           0.700%
Utilities(2)..........................       0.850%            0.825%             0.800%           0.775%           0.700%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Value Trust, a series of the Trust, and the Strategic Value Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Utilities Trust, a series of the Trust, and the Utilities Fund, a series of John Hancock Funds II, are included.

                                                               BETWEEN
                                                             $250 MILLION        BETWEEN
                                             FIRST $250        AND $500        $500 MILLION     EXCESS OVER
                                             MILLION OF       MILLION OF      AND $1 BILLION   $1 BILLION OF
                                             AGGREGATE        AGGREGATE        OF AGGREGATE      AGGREGATE
PORTFOLIO                                  NET ASSETS(10)   NET ASSETS(10)    NET ASSETS(10)   NET ASSETS(10)
Spectrum Income(1)....................         0.800%           0.725%            0.725%           0.725%
Vista Trust(2)........................         0.900%           0.850%            0.825%           0.800%

(1) For purposes of determining Aggregate Net Assets, the net asset of: the Spectrum Income Trust, a series of the Trust, and the Spectrum Income Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Vista Trust, a series of the Trust, and the Vista Fund, a series of John Hancock Funds II, are included.

                                                 FIRST           EXCESS OVER
                                             $300 MILLION      $300 MILLION OF
                                           OF AGGREGATE NET     AGGREGATE NET
PORTFOLIO                                      ASSETS              ASSETS
--------------------------------------     ----------------    ---------------
Capital Appreciation(1)...............          0.850%              0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Capital Appreciation Trust, a series of the Trust, and the Capital Appreciation Fund, a series of John Hancock Funds II, are included.

                                                             BETWEEN
                                              FIRST       $200 MILLION
                                              $200             AND            EXCESS OVER
                                           MILLION OF    $400 MILLION OF    $400 MILLION OF
                                            AGGREGATE     AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                  NET ASSETS        ASSETS             ASSETS
--------------------------------------     ----------    ---------------    ---------------
Core Bond(1)..........................       0.690%           0.640%            0.600%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Core Bond Trust, a series of the Trust, and the Core Bond Fund, a series of John Hancock Funds II, are included.

                                                 FIRST          EXCESS OVER
                                           $350 MILLION OF    $350 MILLION OF
                                            AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                      ASSETS              ASSETS
--------------------------------------     ---------------    ---------------
Core Equity(1)........................         0.850%              0.750%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Core Equity Trust, a series of the Trust, and the Core Equity Fund, a series of John Hancock Funds II, are included.

                                               FIRST           EXCESS OVER
                                           $1 BILLION OF      $1 BILLION OF
                                           AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                     ASSETS              ASSETS
--------------------------------------     -------------      -------------
Global(1).............................        0.850%              0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Global Trust, a series of the Trust, the Global Fund, a series of John Hancock Funds II, the International Value Trust, a series of the Trust, and the International Value Fund, a series of John Hancock Funds II, are included.

                                   FIRST $100 MILLION           BETWEEN $100 MILLION AND $1       EXCESS OVER  $1 BILLION OF
PORTFOLIO                        OF AGGREGATE NET ASSETS      BILLION OF AGGREGATE NET ASSETS         AGGREGATE NET ASSETS
International Stock(1)                   0.920%                            0.895%                            0.880%

(1) For the purposes of determining Aggregate Net Assets, the assets of the International Stock Trust, a series of John Hancock Trust, the assets of the International Core Fund, a series of John Hancock Funds III, and the assets of the International Stock Fund, a series of John Hancock Funds II, are included.

                                 FIRST $100 MILLION OF             BETWEEN $100 MILLION AND       EXCESS OVER $1 BILLION OF
PORTFOLIO                        AGGREGATE NET ASSETS         $1 BILLION OF AGGREGATE NET ASSETS    AGGREGATE NET ASSETS
International Growth(1)                  0.920%                             0.895%                          0.880%

(1) For purposes of determining Aggregate Net Assets, the net assets of both the International Growth Trust, a series of the Trust, the International Growth Fund, a series of John Hancock Funds III and the International Growth Fund, a series of John Hancock Funds II, are included.

                                                           EXCESS OVER
                                        FIRST            $750 MILLION OF
                                    $750 MILLION OF       AGGREGATE NET
PORTFOLIO                        AGGREGATE NET ASSETS        ASSETS
------------------------------   --------------------    ---------------
Large Cap Growth(1)...........          0.850%                0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Growth Trust, a series of the Trust, and the Large Cap Growth Fund, a series of John Hancock Funds II, are included.

                                                         BETWEEN           BETWEEN
                                                      $100 MILLION       $300 MILLION
                                       FIRST              AND                AND              EXCESS OVER
                                   $100 MILLION      $300 MILLION OF    $500 MILLION OF     $500 MILLION OF
                                 OF AGGREGATE NET     AGGREGATE NET      AGGREGATE NET       AGGREGATE NET
PORTFOLIO                            ASSETS              ASSETS             ASSETS              ASSETS
------------------------------   ----------------    ---------------    ---------------     ---------------
Large Cap Value(1)............        0.850%              0.850%             0.825%             0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Value Trust, a series of the Trust, and the Large Cap Value Fund, a series of John Hancock Funds II, are included.

                                                         BETWEEN             BETWEEN
                                        FIRST        $50 MILLION AND    $100 MILLION AND      EXCESS OVER
                                  $50 MILLION OF     $100 MILLION OF     $250 MILLION OF    $250 MILLION OF
                                   AGGREGATE NET     AGGREGATE NET       AGGREGATE NET      AGGREGATE NET
PORTFOLIO                            ASSETS              ASSETS              ASSETS             ASSETS
------------------------------   ----------------    ---------------    ----------------    ---------------
Short-Term Bond(1)............       0.600%              0.600%              0.575%             0.550%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Short -Term Bond Trust, a series of the Trust, and the Short-Term Fund, a series of John Hancock Funds II, are included.

                                      FIRST            EXCESS OVER
                                 $125 MILLION OF     $125 MILLION OF
                                  AGGREGATE NET       AGGREGATE NET
PORTFOLIO                            ASSETS              ASSETS
------------------------------   ---------------     ---------------
Small Company(1)..............       1.050%              1.000%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Trust, a series of the Trust, and the Small Company Fund, a series of John Hancock Funds II, are included.

                                                         FIRST       EXCESS OVER
PORTFOLIO                                            $250 MILLION   $250 MILLION
Small Company Growth Trust(1)...................         1.05%          1.00%

(1) When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth Trust is 1.00% on all assets. For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Growth Trust, the All Cap Growth Trust and the Mid Cap Core Trust, each a series of the Trust, and of the Small Company Growth Fund, the All Cap Growth Fund and the Mid Cap Core Fund, each a series of John Hancock Funds II, are included.

                                                FIRST           EXCESS OVER
                                           $7.5 BILLION OF    $7.5 BILLION OF
                                            AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                     ASSETS(1)          ASSETS(1)
---------------------------------------    ---------------    ---------------
Lifestyle Aggressive 1000..............        0.050%             0.040%
Lifestyle Growth 820...................        0.050%             0.040%
Lifestyle Balanced 640.................        0.050%             0.040%
Lifestyle Moderate 460.................        0.050%             0.040%
Lifestyle Conservative 280.............        0.050%             0.040%

(1) For purposes of determining Aggregate Net Assets, the net assets of:
Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust, and Lifestyle Conservative 280 Trust, each a series of John Hancock Trust and Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, Lifestyle Conservative Trust, each a series of John Hancock Funds II, are included.

 PORTFOLIOS WHERE NET ASSETS NOT AGGREGATED WITH NET ASSETS OTHER PORTFOLIOS FOR
                       PURPOSES OF DETERMINING BREAKPOINTS

PORTFOLIO                                  ALL ASSET LEVELS
---------------------------------------    ----------------
Active Bond............................         0.600%
Global Bond............................         0.700%
Managed Trust..........................         0.690%
Real Return Bond.......................         0.700%
Total Return...........................         0.700%
Classic Value..........................         0.800%

                                             BETWEEN          BETWEEN
                                           $50 MILLION      $200 MILLION         BETWEEN
                             FIRST             AND              AND         $500 MILLION AND    EXCESS OVER
                          $50 MILLION      $200 MILLION   $500 MILLION OF    $1 BILLION OF     $1 BILLION OF
                          OF AGGREGATE    OF AGGREGATE     AGGREGATE NET     AGGREGATE NET       AGGREGATE
PORTFOLIO                  NET ASSETS      NET ASSETS         ASSETS             ASSETS          NET ASSETS
----------------------   -------------    -------------   ---------------   ----------------   -------------
All Cap Growth........      0.900%           0.900%            0.900%            0.850%            0.850%
U.S. Large Cap........      0.825%           0.825%            0.825%            0.825%            0.800%
Growth &
Income II                   0.675%           0.675%            0.675%            0.675%            0.675%
Strategic
Opportunities               0.800%           0.800%            0.800%            0.800%            0.800%

                                             BETWEEN            BETWEEN          BETWEEN
                            FIRST        $10 MILLION AND   $50 MILLION AND   $200 MILLION AND    EXCESS OVER
PORTFOLIO                 $10 MILLION      $50 MILLION      $200 MILLION       $500 MILLION     $500 MILLION
----------------------    ------------   ---------------   ---------------   ----------------   -------------
Mid Cap Core..........      0.950%           0.900%             0.875%            0.850%            0.825%

                                                                BETWEEN          BETWEEN
                              FIRST      $100 MILLION AND   $300 MILLION AND   EXCESS OVER
PORTFOLIO                 $100 MILLION    $300 MILLION        $500 MILLION     $500 MILLION
----------------------    ------------   ----------------   ----------------   ------------
Overseas Equity.......       1.050%           1.050%             0.900%           0.850%

                                                                 BETWEEN         BETWEEN
                                                 BETWEEN       $200 MILLION    $500 MILLION
                                FIRST        $50 MILLION AND       AND             AND        EXCESS OVER
PORTFOLIO                    $50 MILLION      $200 MILLION     $500 MILLION     $1 BILLION    $1 BILLION
-------------------------    -----------     ---------------   ------------    ------------   -----------
Income & Value...........      0.800%             0.800%          0.800%          0.750%        0.750%
Money Market B...........      0.500%             0.500%          0.500%          0.470%        0.470%
500 Index B..............      0.470%             0.470%          0.470%          0.460%        0.460%
Bond Index B.............      0.470%             0.470%          0.470%          0.470%        0.470%
International Equity
  Index B................      0.550%             0.530%          0.530%          0.530%        0.530%

                              GROWTH & INCOME TRUST

                                                                 BETWEEN         BETWEEN
                                                 BETWEEN       $200 MILLION    $500 MILLION
                                FIRST        $50 MILLION AND       AND             AND        EXCESS OVER
PORTFOLIO                    $50 MILLION      $200 MILLION     $500 MILLION     $1 BILLION    $1 BILLION
-------------------------    -----------     ---------------   ------------    ------------   -----------
Growth & Income(1)              0.700%           0.700%           0.700%          0.650%         0.600%

(1) Upon the approval of shareholders, the Growth & Income advisory fee increases to:

                                                                        BETWEEN$1 BILLION
                                            BETWEEN $500 MILLION AND   AND $2.5 BILLION OF   EXCESS OF $2.5 BILLION
                  FIRST $500 MILLION OF     $1 BILLION OF AGGREGATE       AGGREGATE NET         OF AGGREGATE NET
PORTFOLIO         AGGREGATE NET ASSETS*#          NET ASSETS*#              ASSETS*#                ASSETS*#
---------------   ----------------------    ------------------------   -------------------   ----------------------
Growth &
Income Trust             0.780%                      0.760%                    0.750%                0.740%

*For the purposes of determining Aggregate Net Assets, the following net assets are included:

(a) the Growth & Income Trust, a series of John Hancock Trust,

(c) that portion of the net assets of the Managed Trust, a series of John Hancock Trust, that is managed by GMO.

(d) U.S. Core Fund, a series of John Hancock Funds III

(e) Growth & Income Fund, a series of John Hancock Funds II

(f) that portion of the net assets of the Managed Fund, a series of John Hancock Funds II, that is managed by GMO.

                       AMENDMENT TO SUBADVISORY AGREEMENT

      AMENDMENT made as of this ____ day of ____, 2005 to the Subadvisory Agreement dated January 28, 1999 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, (formerly, Manufacturer's Securities Services, LLC) a Delaware limited partnership (the "Adviser"), and A I M Capital Management, Inc., (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

      a. to add the compensation of the Small Company Growth Trust

2. CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

            The Subadviser agrees to treat Trust portfolio holdings as confidential information and employ safeguards to maintain the confidentiality of such information as the Subadviser uses to safeguard the confidentiality of its own confidential information.

3. CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

  1.  other subadvisers to a Portfolio

  2.  other subadvisers to a Trust portfolio

  3.  other subadvisers to a portfolio under common control with the Portfolio

2. EFFECTIVE DATE

      This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust, and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: _____________________________________

AIM CAPITAL MANAGEMENT, INC.

By: _______________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate stated as a percentage of current net assets as follows (the "Subadviser Fee"):

                                                     FIRST        EXCESS OVER
PORTFOLIO                                        $250 MILLION     $250MILLION*
------------------------------------------       ------------     ------------
Small Company Growth Trust................

*The Subadviser Fee for the Small Company Growth Trust will be .550% on all net assets when the aggregate net assets of the Small Company Growth Trust and the portion of the following other portfolios managed by the Subadviser (in each case only for the period during which the Subadviser also serves as the subadviser for such portion of the other portfolio) exceed $1 billion: the All Cap Growth Trust and Mid Cap Core Trust, each a series of the Trust, and the Small Company Growth Fund, All Cap Growth Fund and Mid Cap Core Fund, each a series of John Hancock Funds II.

                                                      BETWEEN            BETWEEN            BETWEEN
                                     FIRST        $10 MILLION AND    $50 MILLION AND    $200 MILLION AND    EXCESS OVER
PORTFOLIO                          $10 MILLION      $50 MILLION       $200 MILLION        $500 MILLION      $500MILLION
--------------------------------   -----------    ---------------    ---------------    ----------------    -----------
Mid Cap Core Trust.............

                                                     BETWEEN        BETWEEN
                                                  $50 MILLION    $200 MILLION
                                      FIRST            AND            AND         EXCESS OVER
PORTFOLIO                          $50 MILLION    $200 MILLION   $500 MILLION    $500 MILLION
--------------------------------   -----------    ------------   ------------    ------------
All Cap Growth Trust............

      For purposes of determining net assets or aggregate net assets, the net assets of each portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

      The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual fee rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or the portfolios to be included for purposes of determining aggregate net assets changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

      AMENDMENT made as of this ___ day of ____, 2005 to the Subadvisory Agreement dated May 1, 2004 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and American Century Investment Management, Inc., a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. EFFECTIVE DATE

      This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and (ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________________

American Century Investment Management, Inc.

by: _____________________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                 BETWEEN
                                                              $250 MILLION     BETWEEN
                                                 FIRST $250     AND $500    $500 MILLION   EXCESS OVER
                                                 MILLION OF    MILLION OF  AND $1 BILLION $1 BILLION OF
                                                  AGGREGATE    AGGREGATE    OF AGGREGATE    AGGREGATE
PORTFOLIO                                        NET ASSETS*  NET ASSETS*    NET ASSETS*   NET ASSETS*
------------------------------------------       -----------  ------------ -------------- -------------
Vista Trust...............................

                                                  FIRST $125
                                                  MILLION OF        EXCESS OVER $125 MILLION
                                                 AGGREGATE NET          OF AGGREGATE NET
PORTFOLIO                                           ASSETS**                ASSETS**
------------------------------------------       -------------      ------------------------
Small Company Trust.......................

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                           Other Portfolio(s)
-------------------                ------------------------------------
Vista Trust                 --     Vista Fund, a series of
                                   John Hancock Funds II

Small Company Trust                Small Company Fund, a series of John
                                   Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                          DAVIS SELECTED ADVISERS, L.P.

      AMENDMENT made as of this ___ day of _____ 2005 to the Subadvisory Agreement dated April 30, 2001 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Davis Selected Advisers, L.P, a Colorado limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1. other subadvisers to a Portfolio

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Portfolio

3. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________

DAVIS SELECTED ADVISERS, L.P

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                         BETWEEN
                                                       $50 MILLION
                                           FIRST $50    AND $500    EXCESS OVER
                                           MILLION OF  MILLION OF   $500 MILLION
                                           AGGREGATE    AGGREGATE   OF AGGREGATE
            PORTFOLIO                     NET ASSETS*  NET ASSETS*  NET ASSETS*
Fundamental Value Trust............
Financial Services  Trust..........

-----------------
*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

   Trust Portfolio(s)                              Other Portfolio(s)
------------------------              ------------------------------------------
Fundamental Value Trust          --   Fundamental Value Fund, a series of
                                      John Hancock Funds II

Financial Services Trust              Financial Services Fund, a series of John
                                      Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                      DECLARATION MANAGEMENT & RESEARCH LLC

      AMENDMENT made as of this ___ day of ____ 2005 to the Subadvisory Agreement dated April 29, 2005 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Declaration Management & Research LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

3. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________

DECLARATION MANAGEMENT & RESEARCH LLC

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below (portion of the net assets of the Portfolio as shall be assigned to the Subadviser by the Adviser from time to time in the case of the Active Bond Trust and the Managed Trust). The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

PORTFOLIO                                AGGREGATE NET ASSETS
-----------------------------            --------------------
Bond Index Trust A...........

Bond Index Trust B...........

Active Bond Trust............

Managed Trust................

                                                                        BETWEEN
                                                  FIRST $100          $100 MILLION
                                                  MILLION OF            AND $250               EXCESS OVER
                                                 AGGREGATE NET    MILLION OF AGGREGATE  $250 MILLION OF AGGREGATE
PORTFOLIO                                           ASSETS*           NET ASSETS*              NET ASSETS*
-----------------------------------------        -------------    --------------------  -------------------------
Short-Term Bond Trust.....................

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust (portion of the net assets of the Portfolio as shall be assigned to the Subadviser by the Adviser from time to time in the case of the Active Bond Trust and the Managed Trust). It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                  Other Portfolio(s)
---------------------                        ---------------------------------
Short-Term Bond Trust                --      Short-Term Bond Fund, a series of
                                             John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                  AMENDMENT TO SUBADVISORY CONSULTING AGREEMENT
                         DEUTSCHE ASSET MANAGEMENT, INC.

      AMENDMENT made as of this ___day of ____ 2005 to the Amended and Restated Subadvisory Agreement dated April 30, 2004 (the "Agreement") among John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), MFC Global Investment Management (U.S.A.) Limited, a Canadian Corporation (the "Subadviser") and Deutsche Asset Management, Inc., a Delaware corporation (the "Deutsche"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement, "Compensation of Deutsche," is hereby amended:

      a. to change the subadvisory consulting fee for the following portfolios:

                  Lifestyle Aggressive 1000 Trust
                  Lifestyle Growth 820 Trust
                  Lifestyle Balanced 640 Trust
                  Lifestyle Moderate 460 Trust
                  Lifestyle Conservative 280 Trust

2. CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, Deutsche is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1. other subadvisers to a Portfolio

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Portfolio

3. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

By: ________________________________________

DEUTSCHE ASSET MANAGEMENT, INC.

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                     BETWEEN
                                                                  $1.5 BILLION
                                                  FIRST $1.5        AND $7.5      EXCESS OVER
                                                  BILLION OF       BILLION OF     $7.5 BILLION
                                                 AGGREGATE NET    AGGREGATE NET   OF AGGREGATE
PORTFOLIO                                           ASSETS *         ASSETS*      NET ASSETS*
------------------------------------------       -------------    -------------   ------------
Lifestyle Aggressive 1000 Trust...........
Lifestyle Growth 820 Trust................
Lifestyle Balanced 640 Trust..............
Lifestyle Moderate 460 Trust..............
Lifestyle Conservative 280 Trust..........

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

      Trust Portfolio(s)                           Other Portfolio(s)
-------------------------------         ----------------------------------------
Lifestyle Aggressive 1000 Trust    --   Lifestyle Growth 820 Trust
                                        Lifestyle Balanced 640 Trust
                                        Lifestyle Moderate 460 Trust
                                        Lifestyle Conservative 280 Trust,
                                        each a series of John Hancock Trust
                                        and

                                        Lifestyle Aggressive
                                        Trust Lifestyle Growth
                                        Trust Lifestyle Balanced
                                        Trust Lifestyle Moderate
                                        Trust Lifestyle
                                        Conservative Trust, each a
                                        series of John Hancock
                                        Funds II, are included.

Lifestyle Growth 820 Trust              Lifestyle Aggressive 1000 Trust
                                        Lifestyle Balanced 640 Trust
                                        Lifestyle Moderate 460 Trust
                                        Lifestyle Conservative 280 Trust, each a
                                        series of John Hancock Trust and

                                        Lifestyle Aggressive Trust
                                        Lifestyle Growth Trust
                                        Lifestyle Balanced Trust
                                        Lifestyle Moderate Trust
                                        Lifestyle Conservative Trust, each a
                                        series of John Hancock Funds II

                                        Lifestyle Aggressive 1000 Trust
Lifestyle Balanced 640 Trust            Lifestyle Growth 820 Trust
                                        Lifestyle Moderate 460 Trust
                                        Lifestyle Conservative 280 Trust, each a
                                        series of John Hancock Trust and

                                         Lifestyle Aggressive Trust
                                        Lifestyle Growth Trust
                                        Lifestyle Balanced Trust
                                        Lifestyle Moderate Trust
                                        Lifestyle Conservative Trust, each a
                                        series of John Hancock Funds II

Lifestyle Moderate 460 Trust            Lifestyle Aggressive 1000 Trust
                                        Lifestyle Growth 820 Trust
                                        Lifestyle Balanced 640 Trust
                                        Lifestyle Conservative 280 Trust, each a
                                        series of John Hancock Trust and

                                         Lifestyle Aggressive Trust
                                        Lifestyle Growth Trust
                                        Lifestyle Balanced Trust
                                        Lifestyle Moderate Trust
                                        Lifestyle Conservative Trust, each a
                                        series of John Hancock Funds II

Lifestyle Conservative 280 Trust        Lifestyle Aggressive 1000 Trust
                                        Lifestyle Growth 820 Trust
                                        Lifestyle Balanced 640 Trust
                                        Lifestyle Moderate 460 Trust, each a
                                        series of John Hancock Trust and

                                         Lifestyle Aggressive Trust
                                        Lifestyle Growth Trust
                                        Lifestyle Balanced Trust
                                        Lifestyle Moderate Trust
                                        Lifestyle Conservative Trust, each a
                                        series of John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         DEUTSCHE ASSET MANAGEMENT, INC

      AMENDMENT made as of this ___ day of _____ 2005 to the Subadvisory Agreement dated November 23, 2005 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Deutsche Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement, "Compensation of Subadviser," is hereby amended as noted below.

2. CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1. other subadvisers to a Portfolio

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Portfolio

3. CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

4. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________

DEUTSCHE ASSET MANAGEMENT, INC

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                        BETWEEN $50 MILLION $200 BETWEEN $200 MILLION AND
                                 FIRST $50 MILLION OF   MILLION OF AGGREGATE NET $500 MILLION OF AGGREGATE EXCESS OVER $500 MILLION
          PORTFOLIO              AGGREGATE NET ASSETS*          ASSETS*                  NET ASSETS*       OF AGGREGATE NET ASSETS*
-------------------------------  ---------------------  ------------------------ ------------------------- -------------------------
Real Estate Securities Trust...

Dynamic Growth Trust...........

All Cap Core Trust.............

---------------
* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     Trust Portfolio(s)                           Other Portfolio(s)
----------------------------             -------------------------------------
Real Estate Securities Trust     --      Real Estate Fund, a series of
                                         John Hancock Funds II

Dynamic Growth Trust                     Dynamic Growth Fund, a series of John
                                         Hancock Funds II

All Cap Core Trust                       All Cap Core Fund, a series of John
                                         Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                             FRANKLIN ADVISERS, INC.

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated February 1, 1999, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Franklin Advisers, Inc. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1. other subadvisers to a Portfolio

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Portfolio

3. CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

2.  EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By:  John Hancock Life Insurance Company (U.S.A.), its managing member

By:  ___________________________

FRANKLIN ADVISERS, INC.

by:  _________________________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                     BETWEEN
                                                     $50 MILLION AND $500     BETWEEN $500 MILLION AND $1
                               FIRST $50 MILLION OF  MILLION OF AGGREGATE NET BILLION OF AGGREGATE NET    EXCESS OVER $1 BILLION OF
PORTFOLIO                      AGGREGATE NET ASSETS* ASSETS*                  ASSETS*                     AGGREGATE NET ASSETS
Emerging Small Company Trust..

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                    Other Portfolio(s)
------------------                                    ------------------
Emerging Small Company Trust                  --      Emerging Small Company  Fund, a series of
                                                      John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              SUBADVISORY AGREEMENT

      AGREEMENT made this 29th day of July, 2005, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Grantham, Mayo, Van Otterloo & Co. LLC, a Massachusetts limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended, copies of which the Adviser will provide promptly to the Subadviser. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios. The Adviser agrees and acknowledges that the Subadviser shall not be obligated to take any action with respect to any class action proceedings or other legal action concerning securities held by the Portfolios, except to forward to the Adviser in a timely fashion any notice of such an action that the Subadviser may receive.

g. The Subadviser will provide such access to the Subadviser's chief compliance officer and such compliance-related information concerning the Subadviser's services to the Portfolios under this Agreement as may reasonably be requested by the chief compliance officer of the Adviser or of the Trust, as the case may be.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, members, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners, members or otherwise; that employees, agents and members of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the operating agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio upon its execution (the "Effective Date"). The Agreement will continue in effect with respect to each Portfolio for a period of five years from the Effective Date, subject to automatic earlier termination unless any continuance following the second anniversary of the Effective Date is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of such Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company
Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Agreement may continue in effect with respect to each Portfolio following the fifth anniversary of the Effective Date only so long as such continuance is approved in accordance with applicable law. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser, or any change in the person(s) primarily responsible for the day-to-day management of a Portfolio.

9.    SERVICES TO OTHER CLIENTS

      The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, members, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

In order to allow the Trust and the parties hereto to take advantage of the safe harbor under Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1. other subadvisers to a Portfolio

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Portfolio

11. AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.   CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time and as provided by the Adviser to the Subadviser, and to establish and maintain policies and procedures reasonably designed prohibit its employees from trading on any such confidential information.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                  JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

                  by: John Hancock Life Insurance Company (U.S.A.), its Managing
                      Member

                  ________________________
                  Name:
                  Title:

                  GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                  by:

                  ________________________
                  Name:
                  Title:

Accepted and agreed to as of the date first mentioned above:

JOHN HANCOCK TRUST,
on behalf of the Portfolios

________________________
Name:
Title

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for the following Portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio as indicated below.

      1. For purposes of calculating the fee to be paid to the Subadviser under this Agreement:

            "Portfolio Assets" shall mean the net assets of a given Portfolio managed by the Subadviser for which the fee is being calculated;

            "Other Assets" shall mean, with respect to a Portfolio, the net assets of the portion of assets managed by the Subadviser of the Accounts listed below as corresponding to such Portfolio;

            "Combined Assets" shall mean the sum of Portfolio Assets and Other Assets; and

            "Daily Portfolio Net Assets" shall mean the net asset value of the Portfolio Assets as of the end of each day.

            "Daily Combined Net Assets" shall mean the net asset value of the Combined Assets as of the end of each day.

      2. The Subadviser's fee shall be calculated and accrued daily based upon the Daily Portfolio Net Assets and the sum of the daily fee accruals shall be paid monthly in arrears (within 10 days of receipt by the Adviser of an invoice from the Subadviser). The fee accrued each calendar day shall be calculated by applying the Applicable Rate, as determined in accordance with Item 4 below, to the Daily Portfolio Net Assets, and dividing by 365 (366 in a leap year).

      3. The following table shall be used to determine the Other Assets that correspond to each Portfolio:

NAME OF PORTFOLIO                    NAMES OF ACCOUNTS USED TO CALCULATE "OTHER ASSETS"
--------------------------           ---------------------------------------------------------------------------
Growth Opportunities Trust           John Hancock Growth Opportunities Fund, a series of John Hancock Funds III;

                                     Growth Opportunities Fund, a series of John Hancock Funds II

Intrinsic Value Trust                John Hancock Intrinsic Value Fund, a series of John Hancock Funds III;

                                     Intrinsic Value Fund, a series of John Hancock Funds II

U.S. Multi Sector Trust              John Hancock U.S. Multi Sector Fund, a series of John Hancock Funds II;

Growth Trust                         Growth Fund, a series of John Hancock Funds III

                                     Growth Fund, a series of John Hancock Funds II

Managed Trust                        Growth & Income Trust, a series of John Hancock Trust;

                                     U.S. Core Fund, a series of John Hancock Funds III

                                     U.S. Core Fund, a series of John Hancock Funds II

Growth & Income Trust                U.S. Core Fund, a series of John Hancock Funds III;

                                     U.S. Core Fund, a series of John Hancock Funds II;

                                     that portion of the net assets of the Managed Trust, a series of John
                                     Hancock Trust, that is managed by the Subadviser

International Growth Trust           International Growth Fund, a series of John Hancock Funds III;

                                     International Growth Fund, a series of John Hancock Funds II

International Stock Trust            International Core Fund, a series of John Hancock Funds II;

                                     International Core Fund, a series of John Hancock Funds III

      4. The following fee schedule shall be used to determine the Applicable Rate used in calculating the fee to be paid to the Subadviser under this Agreement with respect to each Portfolio, in each case (unless otherwise noted) based on the Daily Combined Net Assets as indicated.

                                                   SECOND TRANCHE:         THIRD TRANCHE:
                                                   DAILY COMBINED          DAILY COMBINED
                                                    NET ASSETS IN           NET ASSETS IN       FOURTH TRANCHE:
                            FIRST TRANCHE:            EXCESS OF               EXCESS OF         DAILY COMBINED
                          DAILY COMBINED NET        $500,000,000           $1,000,000,000        NET ASSETS IN
                                ASSETS                AND UP TO               AND UP TO            EXCESS OF
NAME OF PORTFOLIO         UP TO $500,000,000       $1,000,000,000          $2,500,000,000       $2,500,000,000
-------------------       ------------------       ---------------         --------------       ---------------
Growth
Opportunities Trust

Intrinsic Value
Trust

U.S. Multi Sector
Trust

Growth Trust

Managed Trust*

Growth & Income
Trust**

* Such portion of the assets of the Portfolio as shall be allocated to the Subadviser by the Adviser from time to time.

** Calculations set forth above for Growth & Income Trust are effective only upon approval of shareholders of an increase in the advisory fee at a meeting currently scheduled for October 17, 2005 (or any adjournment thereof). Prior to such approval, the Applicable Rate will be calculated solely on the basis of Daily Portfolio Net Assets, without regard to Other Assets or Combined Assets, as follows: 0.250% for the first $500 million of Daily Portfolio Net Assets; 0.200% for the Daily Portfolio Net Assets between $500 million and $1 billion; and 0.150% for all Daily Portfolio Net Assets over $1 billion.

                            FIRST TRANCHE:              SECOND TRANCHE:             THIRD TRANCHE:
                          DAILY COMBINED NET     DAILY COMBINED NET ASSETS IN     DAILY COMBINED NET
                                ASSETS              EXCESS OF $100,000,000        ASSETS IN EXCESS OF
NAME OF PORTFOLIO         UP TO $100,000,000        AND UP TO $1,000,000,000        $1,000,000,000
---------------------     ------------------     ----------------------------     -------------------
International
Growth Trust

International Stock
Trust

Unless otherwise indicated above, the "Applicable Rate" is equal to the quotient of (a) the sum of the products of the percentage and the dollar amount of the portion of Daily Combined Net Assets in each respective tranche, divided by (b) the total amount of Daily Combined Net Assets. For example, using the first Portfolio above, Growth Opportunities Trust, if Daily Combined Net Assets were $3,000,000,000, the Applicable Rate would be (($500,000,000 * 0.350%) +
($500,000,000 * 0.330%) + ($1,500,000,000 * 0.320%) + ($500,000,000 * 0.310%)) /
$3,000,000,000 = ($175m + $165m + $480m + $155m) / $3,000m = 0.325%.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                           INDEPENDENCE INVESTMENT LLC

      AMENDMENT made as of this ___ day of _____ 2005 to the Subadvisory Agreement dated April 29, 2005 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Independence Investment LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

3.  EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By:  _____________________________

INDEPENDENCE INVESTMENT LLC

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

PORTFOLIO                                      AGGREGATE NET ASSETS
------------------------------------------     --------------------
Growth & Income Trust II..................

Small Cap Trust...........................

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

         Trust Portfolio(s)                               Other Portfolio(s)
-----------------------------------               -----------------------------------
Not Applicable                            --

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                           JOHN HANCOCK ADVISERS, LLC

      AMENDMENT made as of this ____ day of ____, 2005 to the Subadvisory Agreement dated April 30, 2004, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and John Hancock Advisers, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  ADDITION OF NEW PORTFOLIO

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.  EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust and (ii) the date of its execution.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC
By:  John Hancock Life Insurance Company (U.S.A.), its managing member

By: _____________________________
    James D. Gallagher, Executive Vice President,
    Secretary and General Counsel

JOHN HANCOCK ADVISORS, LLC

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below (portion of the net assets of the Portfolio managed by the Subadviser as may be assigned to the Subadviser from the Adviser from time to time, in the case of the Active Bond Trust). The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

PORTFOLIO                           AGGREGATE NET ASSETS
Active Bond Trust

                                                                            EXCESS OVER
                                            FIRST $500 MILLION OF  $500 BILLION OF AGGREGATE NET
PORTFOLIO                                   AGGREGATE NET ASSETS*             ASSETS*
Strategic Income Trust*...................

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust (portion of the net assets of the Portfolio managed by the Subadviser as may be assigned to the Subadviser from the Adviser from time to time, in the case of the Active Bond Trust). It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

  Trust Portfolio(s)                                  Other Portfolio(s)
----------------------                        ----------------------------------
Strategic Income Trust                --      Strategic Income Fund, a series of
                                              John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                             JENNISON ASSOCIATES LLC

      AMENDMENT made as of this ___ day of ____, 2005 to the Subadvisory Agreement dated November 1, 2001 (the "Agreement"), between John Hancock Investment Management Services, LLC, (formerly, Manufacturers Securities Services, LLC)., a Delaware limited liability company (the "Adviser"), and Jennison Associates LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.    CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

The Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

3.    CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information, provided that such restriction shall not apply to any disclosure by the Subadviser to its affiliates or to any disclosure required by regulatory authorities, applicable law or the rules of any securities exchange which may be applicable or by legal process (including a subpoena) or if such disclosure is to the Subadviser's counsel, auditors, agents or consultants who agree to keep such information confidential.

Each party further agrees to treat as confidential any records or information (together "Information") obtained from the other pursuant to this Agreement and not to disclose any part of the Information to a third party or use the Information other than for purposes of carrying out the terms of this Agreement; provided, however, that such restrictions shall not apply to any disclosure of Information by either party to its affiliates or to any disclosure required by regulatory authorities, applicable law or the rules of any securities exchange which may be applicable or by legal process (including a subpoena) or if such disclosure is to either party's counsel, auditors, agents or consultants who agree to keep such information confidential. Each party shall inform all of its agents of the confidentiality provisions of this Agreement..

2.    EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust and (ii) the date of its execution.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: _____________________________
    James D. Gallagher, Executive Vice President,
    Secretary and General Counsel

JENNISON ASSOCIATES  LLC

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                               EXCESS OVER
                              FIRST $300 MILLION OF   $300 MILLION OF AGGREGATE NET
PORTFOLIO                     AGGREGATE NET ASSETS               ASSETS
Capital Appreciation Trust*

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund, in each case based on market values as reported by the Trust's custodian.

    Trust Portfolio(s)                     Other Portfolio(s)
--------------------------       --------------------------------------
Capital Appreciation Trust  --   Capital Appreciation Fund, a series of
                                 John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions (as determined by percentage rate breakpoints) of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        LEGG MASON FUNDS MANAGEMENT, INC.

      AMENDMENT made as of this ___ day of _____ 2005 to the Subadvisory Agreement dated April 30, 2004 (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), Legg Mason Funds Management, Inc., a Maryland Corporation (the "Subadviser"), and Legg Mason Capital Management, Inc. ("LMCM").

      Pursuant to the terms of the Agreement, the Adviser retained the Subadviser to provide portfolio management services to the John Hancock Trust; and

      The Subadviser and LMCM are affiliated by virtue of being wholly owned subsidiaries of Legg Mason, Inc. and sharing common officers, directors, and employees; and

      The Subadviser desires to transfer its duties and obligations under the Agreement to LMCM, and LMCM is willing to accept the transfer and assume the duties and obligations under the Agreement on the terms and conditions set forth herein; and

      The Subadviser and LMCM have provided the Adviser with an opinion of counsel that analyzes the treatment of the transfer under the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the regulations thereunder; and

      The Adviser has agreed to the proposed transfer; and

      The Adviser and LMCM desire to make additional amendments to the Agreement as set forth below.

      In consideration of the mutual covenants contained herein, the parties agree as follows:

1. TRANSFER AND ASSUMPTION.

The parties agree that the terms and conditions of the Agreement are incorporated herein by reference. Effective _________, 2005, the Subadviser hereby transfers, conveys and sets over all of its rights, interests, claims and entitlements under the Agreement to LMCM and to its successors and permitted assigns, it being understood that such transfer, conveyance and set over will not result in the automatic termination of the Agreement as a result of an "assignment" within the meaning set forth in the Investment Company Act or the Investment Advisers Act, and the regulations thereunder. The covenants, liabilities, duties and obligations of the Subadviser under or in connection with or arising out of the Agreement are hereby undertaken, assumed and agreed to be performed or otherwise discharged when due by LMCM. Except as herein provided, this Amendment shall not be construed to modify, terminate or merge any rights any party to the Agreement has pursuant to the terms thereof, and the parties hereby confirm all of the terms and provisions of the Agreement as remaining in full force and effect.

2. CONSENT.

The Adviser hereby consents and agrees to the foregoing transfer and assumption.

3. CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation shall be deleted and replaced by the attached Appendix A.

4. CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      LMCM agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

5. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________

LEGG MASON FUNDS MANAGEMENT, INC.

By: ____________________________

LEGG MASON CAPITAL MANAGEMENT, INC.

By: ___________________________

                                   APPENDIX A

      LMCM shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay LMCM, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                             FIRST $350    EXCESS OVER
                             MILLION OF    $350 MILLION
                             AGGREGATE     OF AGGREGATE
PORTFOLIO                   NET ASSETS*    NET ASSETS*
----------------------      ------------   ------------
Core Equity Trust.....

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

 Trust Portfolio(s)                Other Portfolio(s)
--------------------          -----------------------------
Core Equity Trust      --     Core Equity Fund, a series of
                              John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to LMCM within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide LMCM with such information as LMCM may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by LMCM.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                   SECOND AMENDMENT TO SUBADVISORY AGREEMENT

      AMENDMENT made as of this ___ day of ___, 2005 to the Subadvisory Agreement dated April 30, 2001, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited liability company (the "Adviser"), and Lord, Abbett & Co. LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.    CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

2. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: ______________________________________

LORD, ABBETT & CO. LLC

By: _____________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                     BETWEEN $200 MILLION AND $500            EXCESS OVER
                          FIRST $200 MILLION OF        MILLION OF AGGREGATE NET      $500 MILLION OF AGGREGATE NET
PORTFOLIO                  AGGREGATE NET ASSETS*                ASSETS*                         ASSETS*
Mid Cap Value Trust.....  0.450%                     0.400%                          0.375%

                                                     BETWEEN $250 MILLION AND $500            EXCESS OVER
                           FIRST $250 MILLION OF       MILLION OF AGGREGATE NET      $500 MILLION OF AGGREGATE NET
PORTFOLIO                   AGGREGATE NET ASSETS*               ASSETS*                         ASSETS*
All Cap Value Trust.....

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)               Other Portfolio(s)
-------------------        -------------------------------
Mid Cap Value Trust   --   Mid Cap Value Fund, a series of
                           John Hancock Funds II

All Cap Value Trust        All Cap Value Fund

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                           FUND ASSET MANAGEMENT, L.P.

      AMENDMENT made as of this ___ day of _____ 2005 to the Subadvisory Agreement dated May 1, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________

FUND ASSET MANAGEMENT, L.P.

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                           BETWEEN
                                         $300 MILLION
                          FIRST $300       AND $500     EXCESS OVER
                          MILLION OF     MILLION OF     $500 MILLION
                          AGGREGATE       AGGREGATE     OF AGGREGATE
PORTFOLIO                 NET ASSETS*    NET ASSETS*    NET ASSETS*
------------------------  ------------   ------------   ------------
Large Cap Value Trust...

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

 Trust Portfolio(s)                  Other Portfolio(s)
---------------------         ---------------------------------
Large Cap Value Trust   --    Large Cap Value Fund, a series of
                              John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

      AMENDMENT made as of this ____ day of _____ 2005 to the Subadvisory Agreement dated May 1, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and MFC Global Investment Management (U.S.A.) Limited, a Canadian corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the Index Allocation Trust.

3. EFFECTIVE DATE

      This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By: _____________________________

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

By: ___________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

PORTFOLIO                   AGGREGATE NET ASSETS*
Index Allocation Trust...

PORTFOLIO                   AGGREGATE NET ASSETS*
Emerging Growth Trust...

                                                                   BETWEEN
                                                                 $1.5 BILLION
                                                                   AND $7.5       EXCESS OVER
                                            FIRST $1.5 BILLION    BILLION OF     $7.5 BILLION
                                             OF AGGREGATE NET    AGGREGATE NET   OF AGGREGATE
             PORTFOLIO                           ASSETS*           ASSETS*        NET ASSETS*
Lifestyle Aggressive 1000 Trust ........
Lifestyle Growth 820 Trust .............
Lifestyle Balanced 640 Trust ...........
Lifestyle Moderate 460 Trust ...........
Lifestyle Conservative 280 Trust .......

                                                          EXCESS OVER
                                FIRST $500 MILLION OF     $500 MILLION
                                   AGGREGATE NET          OF AGGREGATE
PORTFOLIO                            ASSETS*              NET ASSETS*
Pacific Rim Trust....

                                                           EXCESS OVER
                                FIRST $50 MILLION OF       $50 MILLION
                                 AGGREGATE NET             OF AGGREGATE
PORTFOLIO                           ASSETS*                NET ASSETS*
Quantitative All Cap Trust....

                                                           EXCESS OVER
                                FIRST $200 MILLION OF     $200 MILLION
                                 AGGREGATE NET            OF AGGREGATE
PORTFOLIO                           ASSETS*                NET ASSETS*
Quantitative Mid Cap Trust....

                                                                   BETWEEN
                                                                $500 MILLION AND       EXCESS OVER
                                      FIRST $500 MILLION OF     $1 BILLION OF         $1 BILLION OF
                                       NET AGGREGATE              AGGREGATE NET       AGGREGATE NET
PORTFOLIO                                  ASSETS*                   ASSETS*             ASSETS*
Quantitative Value Trust...

                                                                 EXCESS OVER
                                      FIRST $500 MILLION OF     $500 MILLION
                                       AGGREGATE NET            OF AGGREGATE
PORTFOLIO                                 ASSETS*                NET ASSETS*
500 Index  Trust B.........
Money Market  Trust B......
Money Market  Trust........

                                                                    BETWEEN
                                                                $250 MILLION AND       EXCESS OVER
                                      FIRST $250 MILLION OF      $1 BILLION OF        $500 BILLION OF
                                       NET AGGREGATE              AGGREGATE NET       AGGREGATE NET
PORTFOLIO                                  ASSETS*                   ASSETS*             ASSETS*
Small Cap Index Trust.............
Mid Cap Index Trust...............
Total Stock Market Index Trust....
500  Index Trust..................

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                Other Portfolio(s)
-------------------------------        ----------------------------------------
Index Allocation Trust                 None

Emerging Growth Trust                  None

Lifestyle Aggressive 1000 Trust   --   Lifestyle Growth 820 Trust
                                       Lifestyle Balanced 640 Trust
                                       Lifestyle Moderate 460 Trust
                                       Lifestyle Conservative 280 Trust, each a
                                       series of John Hancock Trust and

                                       Lifestyle Aggressive Trust
                                       Lifestyle Growth Trust
                                       Lifestyle Balanced Trust
                                       Lifestyle Moderate Trust
                                       Lifestyle Conservative Trust, each a
                                       series of John Hancock Funds II

Lifestyle Growth 820 Trust             Lifestyle Aggressive 1000 Trust
                                       Lifestyle Balanced 640 Trust
                                       Lifestyle Moderate 460 Trust
                                       Lifestyle Conservative 280 Trust, each a
                                       series of John Hancock Trust and

                                       Lifestyle Aggressive Trust

                                      Lifestyle Growth Trust
                                      Lifestyle Balanced Trust
                                      Lifestyle Moderate Trust
                                      Lifestyle Conservative Trust, each a
                                      series of John Hancock Funds II

Lifestyle Balanced 640 Trust          Lifestyle Aggressive 1000 Trust
                                      Lifestyle Growth 820 Trust
                                      Lifestyle Moderate 460 Trust
                                      Lifestyle Conservative 280 Trust, each a
                                      series of John Hancock Trust and

                                      Lifestyle Aggressive Trust
                                      Lifestyle Growth Trust
                                      Lifestyle Balanced Trust
                                      Lifestyle Moderate Trust
                                      Lifestyle Conservative Trust, each a
                                      series of John Hancock Funds II

Lifestyle Moderate 460 Trust          Lifestyle Aggressive 1000 Trust
                                      Lifestyle Growth 820 Trust
                                      Lifestyle Balanced 640 Trust
                                      Lifestyle Conservative 280 Trust, each a
                                      series of John Hancock Trust and

                                      Lifestyle Aggressive Trust
                                      Lifestyle Growth Trust
                                      Lifestyle Balanced Trust
                                      Lifestyle Moderate Trust
                                      Lifestyle Conservative Trust, each a
                                      series of John Hancock Funds II

Lifestyle Conservative 280 Trust      Lifestyle Aggressive 1000 Trust
                                      Lifestyle Growth 820 Trust
                                      Lifestyle Balanced 640 Trust
                                      Lifestyle Moderate 460 Trust , each a
                                      series of John Hancock Trust and

                                      Lifestyle Aggressive Trust
                                      Lifestyle Growth Trust
                                      Lifestyle Balanced Trust
                                      Lifestyle Moderate Trust
                                      Lifestyle Conservative Trust, each a
                                      series of John Hancock Funds II.

Pacific Rim Trust                     Pacific Rim Fund, a series of John Hancock
                                      Funds II

Quantitative All Cap Trust            Quantitative All Cap Fund, a series of
                                      John Hancock Funds II

Quantitative Mid Cap Trust            Quantitative Mid Cap Fund, a series of
                                      John Hancock Funds II

Quantitative Value Trust              Quantitative Value Fund, a series of John
                                      Hancock Funds II

Quantitative Equity Trust             Quantitative Equity Fund, a series of John
                                      Hancock Funds II

50 Index Trust B                      500 Index Fund B, a series of John Hancock
                                      Funds II

Money Market Index Trust B            Money Market Index Fund B, a series of
                                      John Hancock Funds II

Money Market Trust                    Money Market Fund, a series of John
                                      Hancock Funds II

Small Cap Index Trust                 Small Cap Index Fund, a series of John
                                      Hancock Funds II

Mid Cap Index Trust                   Mid Cap Index Fund, a series of John
                                      Hancock Funds II

Total Stock Market Index Trust        Total Stock Market Index Fund, a series of
                                      John Hancock Funds II

500 Index Trust                       500 Index Fund, a series of John Hancock
                                      Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         MARSICO CAPITAL MANAGEMENT, LLC

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated March 22, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Marsico Capital Management, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: ___________________________

MARSICO CAPITAL MANAGEMENT, LLC

by: _____________________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                                BETWEEN
                                                                          $250 MILLION AND $500             EXCESS OVER
                                              FIRST $250 MILLION OF     MILLION OF AGGREGATE NET   $500 MILLION OF AGGREGATE NET
PORTFOLIO                                     AGGREGATE NET ASSETS*             ASSETS*                       ASSETS*
International Opportunities Trust.........

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust or other trusts are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund or trust.

This Appendix A is deemed to amend the fee schedules for the other portfolios to the extent that it is inconsistent with such schedules.

       Trust Portfolio(s)                            Other Portfolio(s)
---------------------------------        ------------------------------------------
International Opportunities Trust   --   International Opportunities Fund, a series
                                         of John Hancock Funds II

The Subadviser Fee for each Portfolio shall be accrued for each calendar day by the Custodian, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily Subadviser Fee accruals shall be based in part on the applicable annual fee rate for the Portfolio/s ("Applicable Annual Fee Rate"), which may vary from day to day depending on the amount of Aggregate Net Assets. The Applicable Annual Fee Rate on a given day is a blended rate that is calculated by (i) multiplying each rate in the table above by the relevant portion of the Aggregate Net Assets;
(ii) adding together the resulting amounts; and (iii) dividing the sum of those amounts by the Aggregate Net Assets. The daily fee accruals will be computed by the Custodian by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, the applicable Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month, from the beginning of such month to the date of termination, or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated ______, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Massachusetts Financial Services Company, a Delaware corporation. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.    CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

3.    CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

4. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: ___________________________

MASSACHUSETTS FINANCIAL SERVICES COMPANY

by: _____________________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                                               BETWEEN $900
                                                      BETWEEN          BETWEEN $600 MILLION     MILLION AND
                          FIRST $300 MILLION   $300 MILLION AND $600    AND $900 MILLION OF   $1.5 BILLION OF       EXCESS OVER
                          OF AGGREGATE NET      MILLION OF AGGREGATE       AGGREGATE NET       AGGREGATE NET      $1.5 BILLION OF
PORTFOLIO                      ASSETS*              NET ASSETS*               ASSETS*             ASSETS*      AGGREGATE NET ASSETS*
Strategic Value Trust..
Utilities Trust........

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

  Trust Portfolio(s)                  Other Portfolio(s)
----------------------        ----------------------------------
Strategic Growth Trust   --   Strategic Growth Fund, a series of
                              John Hancock Funds II

Utilities Trust               Utilities Fund, a series of John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                          MORGAN STANLEY INVESTMENTS LP

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated December 31, 1996, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Morgan Stanley Investment Management Inc (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.    CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

3.    CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

4. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: ___________________________

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

by: _______________________________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee at an annual rate as follows (the "Subadviser Fee"):

                                                       BETWEEN
                        FIRST $200 MILLION      $200 MILLION AND $500         EXCESS OVER
                         OF AGGREGATE NET        MILLION OF AGGREGATE       $500 MILLION OF
PORTFOLIO                     ASSETS*                NET ASSETS*         AGGREGATE NET ASSETS*
Value  Trust........

*The term Aggregate Net Assets includes the net assets of the Portfolio of the Trust. It also includes the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)           Other Portfolio(s)
------------------         -----------------------
Value Trust         --     Value Fund, a series of
                           John Hancock Funds II

      The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

      AMENDMENT made as of this ___ day of _____, 2005 to the Subadvisory Agreement dated ____________ as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited partnership (the "Adviser"), and Munder Capital Management (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.    CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

3.    CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

4. EFFECTIVE DATE

      This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) (ii) approval of the Amendment by the Board of Trustees of John Hancock Trust and (ii) execution of the Amendment

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: ______________________________________

MUNDER CAPITAL MANAGEMENT

by: _____________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                   EXCESS OVER
                                                                 $500 MILLION OF
                                         FIRST $500 MILLION OF    AGGREGATE NET
PORTFOLIO                                AGGREGATE NET ASSETS*       ASSETS*
Small Cap Opportunities Trust......

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

     Trust Portfolio(s)                          Other Portfolio(s)
-----------------------------         -----------------------------------------
Small Cap Opportunities Trust   --    Small Cap Opportunities Fund, a series of
                                      John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 1st day of December, 2005, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Salomon Brothers Asset Management, Inc, a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio" or "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i.. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide determinations of the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with the procedures and methods established by the Trustees of the Trust.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provided research and brokerage services a higher commission for a particular transaction than otherwise might have been charges by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the subadviser. The Subadviser may use for the benefit of the Subadviser's other client's or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 ("the Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as Subadviser to the Portfolios, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard or, the duties of the Subadviser or any of its directors, officers or employees.

5.    SUPPLEMENTAL ARRANGEMENTS

      The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as Trustees, officers, stockholders or otherwise; that directors, officers, agents and stockholders of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions thereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective on the later of its execution or its approval by the Board of Trustees of the Trust (as described below). Thereafter, the Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

      If any required shareholder approval of the Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. The Subadviser fails to be registered as an investment adviser under the Investment Adviser's Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this agreement.

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of any Portfolio changes.

10.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested person of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolios listed in Appendix A.

12.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to void in law or in equity, the Agreement shall be construed , insofar as is possible, as if such portion had never been contained herein.

15.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.   LIMITATION OF LIABILITY

      The Declaration of Trust establishing the Trust, dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "John Hancock Trust" refers to the Trustees under the declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

17.   CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

18.   CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the dated first mentioned above.

                               John Hancock Investment Management Services, LLC

                               by: John Hancock Life Insurance Company (U.S.A.),
                                   its managing member

                               by:_______________________________

                               Salomon Brothers Asset Management Inc.

                               by:________________________________

                                   APPENDIX A

           The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                      BETWEEN                  BETWEEN $200          EXCESS OVER
                                         FIRST $50 MILLION      $50 MILLION AND $200         MILLION AND $500      $500 MILLION OF
                                           OF AGGREGATE         MILLION OF AGGREGATE       MILLION OF AGGREGATE     AGGREGATE NET
PORTFOLIO                                   NET ASSETS*             NET ASSETS*                NET ASSETS*             ASSETS*
U.S. Government Securities Trust....
Strategic Bond Trust................
High Yield Trust....................
Special Value Trust.................

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                Other Portfolio(s)
--------------------------------          ----------------------------------
U.S. Government Securities Trust   --     U.S. Government Securities Fund, a
                                          series of John Hancock Funds II

Strategic Bond Trust                      Strategic Bond Fund, a series of John
                                          Hancock Funds II

High Yield Trust                          High Yield Fund, a series of John
                                          Hancock Funds II

Special Value Trust                       Special Value Fund, a series of John
                                          Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                                                                      22.(d)(37)

                               TRANSFER AGREEMENT

      WHEREAS, John Hancock Advisers, LLC ("JHA") acts as sub-adviser to the Active Bond and Strategic Income portfolios (the "Funds") of John Hancock Trust pursuant to a sub-advisory agreement dated April 30, 2004, as amended through October 17, 2005, between JHA and John Hancock Investment Management Services, LLC ("JHIMS"), a copy of which is attached as Annex A (the "Sub-Advisory Agreement");

      WHEREAS, as part of a restructuring of investment management operations, JHA is transferring its entire portfolio management staff, including those portfolio managers involved in the management of the Funds, to Sovereign Asset Management LLC ("SAM");

      WHEREAS, JHA, JHIMS and SAM are all indirect, wholly-owned subsidiaries of Manulife Financial Corporation; and

      WHEREAS, in order to continue to provide the Funds with the same quality of investment management services, JHA proposes transferring its rights and obligations under the Sub-Advisory Agreement to SAM.

      NOW THEREFORE, JHA, SAM and JHIMS, for good and valuable consideration, the sufficiency of which is hereby acknowledged, agree as follows:

1. JHA agrees to transfer to SAM, and SAM agrees to assume, all of JHA's rights and obligations under the Sub-Advisory Agreement. JHIMS consents to such transfer.

2. As a result of such transfer and assumption, SAM shall act as investment sub-adviser to each Fund and perform all of JHA's obligations under the Sub-Advisory Agreement in connection with the management of the Funds.

3. SAM shall be entitled to receive from JHIMS the sub-advisory fee previously payable to JHA.

4. Notwithstanding anything in this Agreement to the contrary, JHA agrees that it shall retain ultimate legal liability for satisfying the provisions of the Sub-Advisory Agreement in the event that SAM fails to comply with the terms thereof.

5. The transfer contemplated by this Agreement shall be effective on the 31st day of December 2005.

      IN WITNESS WHEREOF, each of the parties have entered into this Agreement as of the 31st day of December 2005.

                                        JOHN HANCOCK ADVISERS, LLC

                                        By:____________________________
                                           Name:
                                           Title:

                                        SOVEREIGN ASSET MANAGEMENT LLC

                                        By:____________________________
                                           Name:
                                           Title:

                                        JOHN HANCOCK INVESTMENT
                                        MANAGEMENT SERVICES, LLC

                                        By: John Hancock Life Insurance Company
                                            (U.S.A.), its Managing Member

                                        By:____________________________
                                           Name:
                                           Title:

                       AMENDMENT TO SUBADVISORY AGREEMENT
                           SSGA FUNDS MANAGEMENT, INC.


     AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated __________, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and SSgA Funds Management, Inc. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.


2.   EFECTIVE DATE

     This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.


JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By:  John Hancock Life Insurance Company (U.S.A.), its managing member


By: __________________________________________




SSGA FUNDS MANAGEMENT, INC.



by: __________________________________________

                                   APPENDIX A
                                   ----------


     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):


                                                                                 EXCESS OVER
                                                        FIRST $100 MILLION OF    $100 MILLION OF AGGREGATE NET
PORTFOLIO                                               AGGREGATE NET ASSETS*    ASSETS*
International Equity Index  Trust A*...................
International Equity Index  Trust B**..................


*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                    Other Portfolio(s)
------------------                                    ------------------

International Equity Index Trust A            --      International Equity Index  Fund A, a series of
                                                      John Hancock Funds II

International Equity Index Trust B                    International Equity Index  Fund B, a series of
                                                      John Hancock Funds II


     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        SUSTAINABLE GROWTH ADVISERS, L.P.

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated April 30, 2004, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Sustainable Growth Advisers, L.P. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

3. CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

4. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By:  ___________________________

SUSTAINABLE GROWTH ADVISERS, L.P.

by:  _____________________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                       EXCESS OVER
                                            FIRST $500 MILLION OF      $500 MILLION OF AGGREGATE NET
 PORTFOLIO                                  AGGREGATE NET ASSETS*      ASSETS*
U.S. Global Leaders Growth Trust......

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                     Other Portfolio(s)
--------------------------------          ---------------------------------------------
U.S. Global Leaders Growth Trust   --     U.S. Global Leaders Growth  Fund, a series of
                                          John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         T. ROWE PRICE ASSOCIATES, INC.

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated January 28, 1999, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and T. Rowe Price Associates, Inc. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.


2. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: _____________________________

T. ROWE PRICE ASSOCIATES, INC.

by: _____________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                    BETWEEN $50 MILLION  BETWEEN $200 MILLION  BETWEEN $500 MILLION  EXCESS OVER
                              FIRST $50 MILLION OF  AND $200 MILLION OF  AND $500 MILLION OF   AND $1 BILLION OF     $1 BILLION OF
                                   AGGREGATE            AGGREGATE            AGGREGATE              AGGREGATE        AGGREGATE
        PORTFOLIO                 NET ASSETS*          NET ASSETS*          NET ASSETS*            NET ASSETS*       NET ASSETS*
Mid Value Trust.............
Blue Chip Growth Trust......
Equity-Income Trust.........
Science & Technology Trust..
Health Sciences Trust.......
Small Company Value Trust...

                                     FIRST          EXCESS OVER
                                $250 MILLION OF    $250 MILLION OF
                                 AGGREGATE NET      AGGREGATE NET
        PORTFOLIO                    ASSET*           ASSETS*
Spectrum Income Trust......

----------
*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

   Trust Portfolio(s)                           Other Portfolio(s)
--------------------------            --------------------------------------
Mid Value Trust                --     Not Applicable

Blue Chip Growth Trust                Blue Chip Growth Fund, a series of
                                      John Hancock Funds II

Equity-Income Trust                   Equity-Income Fund, a series of
                                      John Hancock Funds II

Science & Technology Trust            Science & Technology Fund, a series of
                                      John Hancock Funds II

Health Sciences Trust                 Health Sciences Fund, a series of
                                      John Hancock Funds II

Small Company Value Trust             Small Company Value Fund, a series of
                                      John Hancock Funds II

Spectrum Income Trust                 Spectrum Income Fund, a series of

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        TEMPLETON INVESTMENT COUNSEL LLC

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated February 1, 1999, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Templeton Investment Counsel LLC. (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: ______________________________

TEMPLETON INVESTMENT COUNSEL LLC

by: ______________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):


                                      FIRST $200 MILLION OF    BETWEEN $200 MILLION AND $500    EXCESS OVER $500 MILLION OF
         PORTFOLIO                       AGGREGATE NET           MILLION OF AGGREGATE NET              AGGREGATE NET
                                            ASSETS*                       ASSETS*                         ASSETS*
International Small Cap Trust.....
International Value Trust.........                                                                           #

#When Aggregate Net Assets for the International Value Trust exceed $500 million, the subadvisory fee is on all net assets of the International Value Trust.

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

    Trust Portfolio(s)                            Other Portfolio(s)
-----------------------------         ------------------------------------------
International Small Cap Trust   --    International Small Cap Fund, a series of
                                      John Hancock Funds II

International Value Trust             International Value Fund, a series of
                                      John Hancock Funds II

                                      Global Trust, a series of the Trust, and

                                      Global Fund, a series of John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        TEMPLETON GLOBAL ADVISORS LIMITED

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated December 8, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Templeton Global Advisors Limited (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.    CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

3.    CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

4.    EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: ______________________________

TEMPLETON GLOBAL ADVISORS LIMITED

by: ______________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                          BETWEEN
                                                      $150 MILLION AND              EXCESS OVER
                           FIRST $150 MILLION OF      $300 MILLION OF         $300 MILLION OF AGGREGATE
    PORTFOLIO              AGGREGATE NET ASSETS*    AGGREGATE NET ASSETS*           NET ASSETS#*
Global Trust.......

#When Aggregate Net Assets for the Global Trust exceed $300 million, the advisory fee is 0.350% on all net assets of the Global Trust.

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                       Other Portfolio(s)
------------------            ------------------------------------------
Global Trust           --     Global  Fund, a series of
                              John Hancock Funds II

                              International Value Trust, a series of the Trust, and

                              International Value Fund, a series of John
                              Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                           UBS GLOBAL ASSET MANAGEMENT

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated April 30, 2003, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and UBS Global Asset Management (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By: John Hancock Life Insurance Company (U.S.A.), its managing member

By: _______________________

UBS GLOBAL ASSET MANAGEMENT

by: _______________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                              EXCESS OVER
                              FIRST $500 MILLION OF    $500 MILLION OF AGGREGATE
      PORTFOLIO               AGGREGATE NET ASSETS*           NET ASSETS*
Global Allocation Trust...

                                                            BETWEEN
                                                       $250 MILLION AND $500          EXCESS OVER
                              FIRST $250 MILLION OF    MILLION OF AGGREGATE     $500 MILLION OF AGGREGATE
      PORTFOLIO               AGGREGATE NET ASSETS**       NET ASSETS**               NET ASSETS**
Large Cap Trust...........

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

  Trust Portfolio(s)                      Other Portfolio(s)
-----------------------            -----------------------------------
Global Allocation Trust     --     Global Allocation Fund, a series of
                                   John Hancock Funds II

Large Cap Trust                    Large Cap Fund, a series of
                                   John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

      AMENDMENT made as of this ___ day of ____, 2005 to the Subadvisory Agreement dated January 29, 1999 as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, Manufacturer's Securities Services, LLC), a Delaware limited company (the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

4.  EFFECTIVE DATE

      This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and (ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
BY:  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), ITS MANAGING MEMBER

By:  _____________________________________

WELLINGTON MANAGEMENT COMPANY, LLP

By:  _____________________________

APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                   BETWEEN $50      BETWEEN $200      BETWEEN $500
                                   FIRST $50       MILLION AND      MILLION AND $500  MILLION AND $1    EXCESS OVER
                                   MILLION OF      $200 MILLION OF  MILLION OF        BILLION OF       $1 BILLION OF
                                   AGGREGATE NET   AGGREGATE NET    AGGREGATE NET     AGGREGATE NET    AGGREGATE NET
  PORTFOLIO                        ASSETS*         ASSETS*          ASSETS*           ASSETS*          ASSETS*
Natural Resources Trust..........
Investment Quality Bond Trust....
Mid Cap Stock Trust..............

                                                 FIRST               EXCESS OVER
                                                 $100 MILLION OF     $100 MILLION OF
                                                 AGGREGATE NET       AGGREGATE NET
            PORTFOLIO                            ASSET*              ASSETS*
Small Cap Value Trust.....................
Small Cap Growth Trust....................

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                    Other Portfolio(s)
-----------------------------         -----------------------------------------
Natural Resources Trust         --    Natural Resources Fund, a series of
                                      John Hancock Funds II

Investment Quality Bond Trust         Investment Quality Bond Fund, a series of
                                      John Hancock Funds II

Mid Cap Stock Trust                   Mid Cap Stock Fund, a series of
                                      John Hancock Funds II

Small Cap Value Trust                 Small Cap Value Fund, a series of
                                      John Hancock Funds II

Small Cap Growth Trust                Small Cap Growth Fund, a series of
                                      John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                     WELLS CAPITAL MANAGEMENT, INCORPORATED

      AMENDMENT made as of this ___ day of ________, 2005 to the Subadvisory Agreement dated April 29, 2005, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC (formerly, "Manufacturers Securities Services, LLC"), a Delaware limited partnership (the "Adviser"), and Wells Capital Management, Incorporated (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

      Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2. EFFECTIVE DATE

      This Amendment shall become effective with on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and,
(ii) execution of the Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By: John Hancock Life Insurance Company (U.S.A.), its managing member

By:  ___________________________

WELLS CAPITAL MANAGEMENT, INCORPORATED

by:  _____________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                       BETWEEN
                                                                       $200 MILLION AND $400        EXCESS OVER
                                            FIRST $200 MILLION OF      MILLION OF AGGREGATE NET     $400 MILLION OF AGGREGATE NET
PORTFOLIO                                   AGGREGATE NET ASSETS*      ASSETS*                      ASSETS*
Core Bond Trust.....................
U.S. High Yield Trust...............

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)       --            Other Portfolio(s)

Core Bond Trust                        Core Bond Fund, a series of
                                       John Hancock Funds II

U.S.                                   High Yield Trust U.S. High
                                       Yield Fund, a series of
                                       John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST
                              SUBADVISORY AGREEMENT

      AGREEMENT made this ___ day of _________, ____, between John Hancock Investment Services, LLC, a Delaware limited liability company (the "Adviser"), and U. S. Trust Company, N.A., Asset Management Division and U.S. Trust New York Asset Management Division (collectively, the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUBADVISER

      The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement provided, however, that copies of the registration statement, as it may be amended from time to time, shall be provided to Subadviser, marked to show changes, prior to the time Subadviser shall be expected to manage the portfolio in accordance with such changes. Notwithstanding the foregoing, unless a change to the registration statement is required as a result of new regulatory requirements or a change in the registration statement is required by the Securities and Exchange Commission, no change to the registration statement which effects the manner in which Subadviser is to manage the Portfolio will take effect without 60 days prior notice to the Subadviser. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

      i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

      ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

      iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

      iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

      v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: the Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to its activities rendered to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

g. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios in accordance with Trust's proxy voting policies and guidelines, which policies and guidelines shall incorporate the Subadviser's own internal proxy voting policies and guidelines.

3.    COMPENSATION OF SUBADVISER

      The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUBADVISER

      Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors. In no event will Subadviser have any responsibility for any other portfolio of the Trust, or for any portion of the Portfolios not managed by Subadviser.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the organizational documents of the Subadviser, respectively, or by specific provision of applicable law.

6.    REGULATION

      The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio for up to 150 days after termination of the agreement, pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.    PROVISION OF CERTAIN INFORMATION BY SUBADVISER

      The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.    SERVICES TO OTHER CLIENTS

      The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of

Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.    other subadvisers to a Portfolio

2.    other subadvisers to a Trust portfolio

3.    other subadvisers to a portfolio under common control with the Portfolio

11.   AMENDMENTS TO THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

13.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18.   CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

      The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. The Adviser agrees to treat information concerning that portion of the Portfolios managed by the Subadviser, including the identity of the specific holdings within such Portfolios, as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and will not disclose such information to other subadvisers of the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                              John Hancock Investment Management Services, LLC

                              by:  John Hancock Life Insurance Company (U.S.A.),
                                    Managing Member

                              ________________________

                              U.S. Trust Company, N.A. Asset Management Division

                              by:     ______________________________

                              U.S. Trust New York Asset Management Division

                              by:     ______________________________

                                   APPENDIX A

      The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                             FIRST          EXCESS OVER $500
                                        $500 MILLION OF        MILLION OF
                                         AGGREGATE NET       AGGREGATE NET
PORTFOLIO                                   ASSETS*             ASSETS*
------------------------------------    ---------------     ----------------
Value & Restructuring Trust.........

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                                 Other Portfolio(s)
---------------------------              ---------------------------------------
Value & Restructuring Trust       --     Value & Restructuring Fund, a series of
                                         John Hancock Funds II

      The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the quotient of
(i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                   SUBADVISORY AGREEMENT ASSUMPTION AGREEMENT

      This assumption agreement (the "Agreement") is effective as of the 16th day of December, 2005 (the "Effective Date") by and between UST Advisers, Inc., a Delaware corporation ("USTA"), United States Trust Company of New York, on behalf of its Asset Management Division, a state chartered bank and trust company and a member bank of the Federal Reserve System ("UST-NY"), U.S. Trust Company, National Association, on behalf of its Asset Management Division, a national bank organized under the laws of the United States ("UST-NA") and John Hancock Investment Management Services LLC, a Delaware limited liability company (the "Adviser").

      WHEREAS, UST-NA, UST-NY and the Adviser are parties to that certain Sub-Advisory Agreement dated October 17, 2005 (the "Sub-Advisory Agreement") relating to the John Hancock Trust;

      WHEREAS, UST-NA and UST-NY wish to restructure the manner in which they provide investment advisory services under the Sub-Advisory Agreement so as to provide such services through USTA, a new wholly-owned subsidiary of UST-NA and a registered investment adviser under the Investment Advisers Act of 1940, and to assign and be discharged from their duties, obligations, liabilities and rights under the Sub-Advisory Agreement.

      WHEREAS, USTA wishes to assume all of UST-NY's and UST-NA's duties, obligations, liabilities and rights under the Sub-Advisory Agreement; and to provide all of the services formerly provided by UST-NA and UST-NY under the Sub-Advisory Agreement.

      WHEREAS, U.S. Trust Corporation, the parent of UST-NA, USTA and UST-NY ("UST-Corp."), wishes to provide an indemnity to the Adviser for certain matters as described herein.

      NOW, THEREFORE, based on the foregoing, the parties agree as follows:

            1. Assumption. UST-NY and UST-NA hereby assign to USTA, and USTA hereby assumes, as of the Effective Date, all of UST-NA's and UST-NY's respective obligations, liabilities and rights and duties under the Sub-Advisory Agreement.

            2. Release. The Adviser hereby releases each of UST-NA and UST-NY, as of the Effective Date, from all of its duties, obligations and liabilities under the Sub-Advisory Agreement, and each of UST-NA and UST-NY surrenders all of its rights under the Sub-Advisory Agreement.

            3. Indemnity. UST-Corp. agrees to ensure that USTA will perform all of UST-NA's and UST-NY's duties and obligations under the Sub-Advisory Agreement and agrees to indemnify, defend and hold the Adviser harmless for any and all losses, liabilities, actions or expenses resulting from or arising out of the failure of USTA to perform any of the duties and obligations assumed by it under the Sub-Advisory Agreement to the same extent that UST-NA and UST-NY would have been liable for such failure to perform.

                  UST-Corp. hereby waives any requirement that the Adviser exhaust any right or remedy or proceed or take any action against USTA, UST-NA or UST-NY before exercising any right or remedy against UST-Corp. under this Agreement.

            4. Representations. UST-NY, UST-NA and USTA hereby represent that after the assumption referred to above: (a) the management personnel of USTA responsible for providing the investment advisory services under the Sub-Advisory Agreement, including the portfolio managers and the supervisory personnel, will provide the same services as are currently provided by officers or employees of UST-NY and UST-NA under the Sub-Advisory Agreement; and (b) USTA will be a wholly-owned indirect subsidiary of UST-Corp. Consequently, UST-NY and UST-NA believe that the assumption effected by this Agreement does not involve a change in actual control or actual management with respect to the sub-advisers to the John Hancock Funds II.

            5. Other Matters. USTA is hereby bound by all of the terms and conditions of the Sub-Advisory Agreement, which will continue in full force and effect with respect to USTA.

            6. Headings and Captions. The document headings and captions contained herein are for ease of reference only, and shall not effect the meaning or interpretation of this Agreement.

            7. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____day of December, 2005.

                                         UST ADVISERS, INC.

                                         By:____________________________________
                                         Name:
                                         Title:

                                         UNITED STATES TRUST COMPANY OF NEW YORK


                                         By:____________________________________
                                         Name:
                                         Title:

                                         U.S. TRUST COMPANY, NATIONAL
                                         ASSOCIATION

                                         By:____________________________________
                                         Name:
                                         Title:

                                         JOHN HANCOCK INVESTMENT
                                         MANAGEMENTS SERVICES LLC

                                         By: John Hancock Life Insurance Company
                                         (U.S.A.), its Managing Member

                                         By:____________________________________
                                         Name:
                                         Title:

                                         U.S. TRUST CORPORATION, for purposes of
                                         section 3 hereof only

                                         By:____________________________________
                                         Name:
                                         Title:

                                       3